ISSACHAR FUND
SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2022

Shares		Fair Value
SHORT-TERM INVESTMENTS — 100.0%
MONEY MARKET FUNDS - 100.0%
23,435,315	Fidelity Government Portfolio, Class I, 4.06% (Cost $23,435,315)(a)	$ 23,435,315

	TOTAL INVESTMENTS – 100.0% (Cost $23,435,315)	$ 23,435,315
	OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%	11,536
	NET ASSETS - 100.0%	$ 23,446,851

(a)	Rate disclosed is the seven day effective yield as of December 31, 2022.